SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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        Date of Report (Date of Earliest Event Reported): March 19, 2004
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                          Leucadia National Corporation
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             (Exact Name of Registrant as Specified in its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

          1-5721                                      13-2615557
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(Commission File Number)                 (I.R.S. Employer Identification No.)

          315 Park Avenue South, New York, N.Y.              10010
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          (Address of Principal Executive Offices)        (Zip Code)

                                 (212) 460-1900
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.
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                  The information set forth in the press releases issued by Leucadia National Corporation, attached hereto as Exhibit 99.1 is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
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                  (c) Exhibits.
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                      99.1 Press release of Leucadia National Corporation dated March 19, 2004.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             LEUCADIA NATIONAL CORPORATION



                                             By:  /s/ Joseph A. Orlando
                                                  --------------------------
                                                  Joseph A. Orlando
                                                  Vice President and Chief
                                                  Financial Officer


Date: March 22, 2004

                                  EXHIBIT INDEX

Item No.
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99.1       Press release of Leucadia National Corporation dated March 19, 2004.